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                                                                    EXHIBIT 10.4

                              Schedule 4.12.3(b)
          __________________________________________________________
          Retention, Employment, Compensation and Severance Baseline
          __________________________________________________________

Retention

Senior Vice Presidents who do not receive an offer or who reject a MS offer will receive a retention bonus ("Retention Bonus"). Senior Vice Presidents who accept employment with Microsoft will receive a signing bonus ("Signing Bonus").


___________________________________________________________________________________________________________________________________
                                                   % Bonus of Compensation*
___________________________________________________________________________________________________________________________________
  Description       Reject
   of Jobs in      Microsoft                                 Accept Microsoft Employment
     Grade          Offer -
                     or -
                   No Offer
___________________________________________________________________________________________________________________________________
               Retention Bonus**     Signing Bonus     Signing Bonus     Signing of Bonus     Signing Bonus     Total Signing
                                     paid at 6 mo's    at 12 mo's        paid at 18 mo's      paid at 24 mo's   Bonus Paid if
                                     of employment     of employment     of employment        of employment     employed 2 yrs.
___________________________________________________________________________________________________________________________________
Senior                40%                 60%              20%                 20%                 20%               120%
VP's***
___________________________________________________________________________________________________________________________________

___________________
* "Compensation" means the base salary in effect immediately prior to the Closing.

** Such payment shall be payable six months after the Closing, or on such earlier date as may be determined by the Transition Committee (as defined in Section 4.8 of the Merger Agreement) (the "Transition Completion Date"), unless such employee voluntarily terminates his or her employment with Microsoft prior to such time.

***  Senior Vice Presidents include Steve M. Gordon, Evelyn Cruz Sroufe,
     M. Thomas Hull and Jim Horsburgh.
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                          Employment and Compensation

             Microsoft Employment and Compensation Baseline Terms


     For Senior Vice Presidents who receive offers, Microsoft will offer no less than:

               .  Salary:  Equivalent or higher
               . Stock Options: Microsoft option equivalent of 100% of base salary (based on investment value)
               . Microsoft Grant on August 1, 2001 based on employee performance.


                                   Severance

     Special Transition Package for Senior Vice Presidents:

          As consideration to assist in the successful transition of the Company Business to Microsoft, on the relevant Transition Completion Date, but in no event later than six months from the Closing (or upon an involuntary termination without cause, if earlier), each such Senior Vice President will be paid:

               .  Transition Bonus:  1 times the Retention Bonus
               . Severance: Microsoft Standard Severance as outlined below, provided, however, if Microsoft Standard Severance is less than six months' base pay then Microsoft will make a supplemental payment for the difference.

     General Severance (applicable to Visio's United States Employees):

               . Microsoft recognizes all prior service credited by Visio for purposes of severance calculations
               . No Senior Vice President is terminated by Microsoft at or within six weeks following Closing
               . Microsoft standard relocations packages provided to Senior Vice Presidents who relocate from a Visio location to a Microsoft location, including relocations from Seattle to Redmond.
               .  Microsoft Standard Severance triggered by:
               .  Reduction in base salary; or
               . no comparable job offer by Microsoft (in terms of duties and responsibilities), as determined in good faith by the Transition Committee; or
               .  change in geographic location that exceeds 35 miles

          .  Microsoft Standard Severance includes:
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               .  At Senior Vice President's option, six week job search, or in lieu thereof six weeks' lump sum payment based on base salary
                  (all) ("base payment"), and
               . Two weeks' base salary for every six months, capped at 26 weeks (not including the six weeks' base payment)
               . Six months' accelerated option vesting on Microsoft options received
               .  Outplacement assistance
               . Microsoft Standard Severance only applies to US based employees; severance for non-US based employees is determined on a country-by-country basis per Microsoft standard policies in that country or statutory requirement, whichever is greater.